UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2022

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2022, Bio-Path Holdings, Inc. (the “Company”) called to order its 2022 annual meeting of stockholders of the Company. At the meeting, the Company’s stockholders approved the Bio-Path Holdings, Inc. 2022 Stock Incentive Plan (the “2022 Plan”). A description of the 2022 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 28, 2022 (the “2022 Proxy Statement”) under the heading “Proposal Two: Approval of the 2022 Stock Incentive Plan,” which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the 2022 Plan, which is filed as Exhibit 10.1 hereto, and the text of the forms of award agreements, copies of which are attached hereto as Exhibits 10.2 through 10.7.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the meeting, the Company’s stockholders: (i) elected the five persons listed below under Proposal 1 to serve as directors of the Company, to hold office until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified; (ii) approved the 2022 Plan; (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and (iv) ratified and approved the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The following describes the results of the voting at the annual meeting:

Proposal 1:	For the election of directors of the Company, to hold office until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
Peter H. Nielsen	2,154,714	--	185,163	--	1,937,120
Heath W. Cleaver	2,094,257	--	245,620	--	1,937,120
Paul D. Aubert	2,127,552	--	212,325	--	1,937,120
Aline Sherwood	2,173,586	--	166,291	--	1,937,120
Douglas P. Morris	2,166,978	--	172,899	--	1,937,120

Proposal 2:	For the approval of the 2022 Plan:

Shares Voted “For”	Shares Voted “Against”	Shares Abstained	Broker Non- Votes
1,996,284	280,998	62,595	1,937,120

Proposal 3:	For the non-binding advisory approval of the compensation of the Company’s named executive officers:

Shares Voted “For”	Shares Voted “Against”	Shares Abstained	Broker Non- Votes
2,076,879	237,410	25,588	1,937,120

Proposal 4:	For the ratification and approval of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022:

Shares Voted “For”	Shares Voted “Against”	Shares Abstained	Broker Non- Votes
3,920,967	300,923	55,107	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Bio-Path Holdings, Inc. 2022 Stock Incentive Plan
10.2	Form of Incentive Stock Option Award Agreement under 2022 Stock Incentive Plan
10.3	Form of Non-Qualified Stock Option Award Agreement under 2022 Stock Incentive Plan
10.4	Form of Restricted Share Unit Award Agreement (Time-Vested) under 2022 Stock Incentive Plan
10.5	Form of Restricted Share Unit Award Agreement (Performance-Based) under 2022 Stock Incentive Plan
10.6	Form of Restricted Share Award Agreement under 2022 Stock Incentive Plan
10.7	Form of Stock Appreciation Right Award Agreement under 2022 Stock Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: December 20, 2022	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer